UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                      ----------------------


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of report (Date of earliest event reported): September 20, 2007
                                                  ------------------

                     PARK ELECTROCHEMICAL CORP.
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       (Exact Name of Registrant as Specified in Charter)


            New York               1-4415          11-1734643
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 (State or Other Jurisdiction   (Commission      (IRS Employer
      of Incorporation)         File Number)     Identification
                                                      No.)


48 South Service Road, Melville      New York         11747
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  (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code  (631)465-3600
                                                   -----------------
                          Not Applicable
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    Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 2.02  Results of Operations and Financial Condition.
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           Park Electrochemical Corp. (the "Company") issued  a
news release on September 20, 2007 reporting its results of operations for its 2008 fiscal year second quarter ended August 26, 2007. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
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     (c)  Exhibits.
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          99.1  News Release dated September 20, 2007




                           SIGNATURE
                           ---------

      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the Registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                              PARK ELECTROCHEMICAL CORP.



Date: September 20, 2007	By: /s/ James L. Zerby
					------------------------------
                              Name:  James L. Zerby
                              Title: Vice President and Chief
						 Financial Officer





                         EXHIBIT INDEX


Number
Exhibit     Description                                   Page
-------     -----------                                   ----

   99.1     News Release dated September 20, 2007.......   5